UBS PACESM Select Advisors Trust

UBS PACE Money Market Investments

Supplement to the prospectuses relating to shares of UBS PACE Money Market Investments offered to participants in the PACESM Multi Advisor Program (the "Stand-Alone Prospectus") and Class P shares (the "Class P Prospectus"), each dated November 30, 2007

March 26, 2008

Dear Investor,

The purpose of this supplement is to revise information regarding UBS PACE Money Market Investments (the "Fund"). Effective March 21, 2008, Robert Sabatino serves as the lead portfolio manager in charge of the Fund's day-to-day management.

As a result, the Prospectuses are revised as follows:

The section captioned "Management" and sub-headed "Portfolio Manager" on page 10 of the Stand-Alone Prospectus is revised by deleting the paragraph that follows the sub-heading in its entirety and replacing it with the following:

Robert Sabatino, an executive director of UBS Global AM in the short duration fixed income group, is primarily responsible for the fund's day-to-day portfolio management.

Similarly, the section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Money Market Investments" on page 118 of the Class P Prospectus is revised by deleting the second sentence of the paragraph that follows the sub-heading in its entirety and replacing it with the following:

Robert Sabatino, an executive director of UBS Global AM in the short duration fixed income group, is primarily responsible for the fund's day-to-day portfolio management.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-335